                                                                   EXHIBIT 10.3

                                FIRST AMENDMENT
                                      TO
                      AMENDED AND RESTATED LOAN AGREEMENT


     THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this

"Amendment"), dated as of the 31st day of December, 1997 (the "Amendment Date"),
 ---------                                                     --------------
by and among AMERICAN TOWER SYSTEMS, INC., a Delaware corporation (the "Borrower"); the FINANCIAL INSTITUTIONS SIGNATORY HERETO and TORONTO DOMINION
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(TEXAS), INC., as administrative agent (the "Administrative Agent") for the
                                             --------------------
Banks (as defined in the Loan Agreement defined below);


                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, the Borrower, the Banks and the Administrative Agent are parties to that certain Amended and Restated Loan Agreement dated as of October 15, 1997 (as hereafter amended, modified, supplemented and restated from time to time, the "Loan Agreement"); and
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     WHEREAS, the Borrower has requested that the Banks consent to the Gearon
Acquisition (as defined below) and the Restructure Transaction (as defined below); and

     WHEREAS, the Borrower and the Banks have agreed to amend certain provisions of the Loan Agreement on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement, and further agree as follows:

     1.  Consents.
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

          (a)  Gearon Acquisition. The Borrower has requested that the Banks
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consent to the Acquisition by the Borrower of all of the stock of Gearon & Co.,
Inc. ("Gearon") through a merger by the Borrower (or any successor to the
       ------
Borrower permitted herein) with Gearon, with the Borrower (or such successor) being the surviving entity as more fully described in that certain Agreement and Plan of Merger, dated as of November 21, 1997, by and among Gearon, J. Michael Gearon, Jr., the Borrower and the Parent (the "Gearon Acquisition").
                                               ------------------
Notwithstanding anything to the contrary in Section 7.6(b)(A) of the Loan Agreement, the Banks hereby consent, subject to compliance by the Borrower with Sections 5.14 and 7.4(b) of the Loan Agreement, to the Gearon Acquisition, provided, however, that (a) the total amount of consideration (which may include stock in the Parent) paid for the Gearon Acquisition does not exceed $85,000,000 and (b) the total cash consideration paid by the Borrower shall not exceed $35,000,000.

          (b)  Restructure Transaction. The Borrower has requested that the
               -----------------------
Banks consent to the transfer by the Borrower of substantially all of its assets to, and the assumption of all of the Obligations by, a to be formed Subsidiary ("Newco") of the Borrower (the "Restructure Transaction") with a resulting
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organizational structure as set forth on Schedule 1 attached hereto. Following
                                         ----------
the assumption, the Borrower will remain as a co-borrower under the Loan Agreement, and will retain the assets to be acquired in the Gearon Acquisition and the acquisition of American Tower Corporation. Notwithstanding anything in the Loan Agreement to the contrary, subject to the execution and delivery by the Borrower, Newco, the Administrative Agent and the Banks of an Assumption Agreement in form and substance substantially similar to Exhibit A attached
                                                         ---------
hereto (the "Assumption Agreement") and satisfaction of all of the conditions
             --------------------
set forth therein, the Banks hereby consent to the Restructure Transaction.

     2.   Amendments.
          ----------

          (a)  Amendments to Article 1.
               -----------------------

          (i) Article 1 of the Loan Agreement is hereby amended by deleting the definitions of "Annualized Operating Cash Flow" and "Leverage Ratio" in their
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entireties and by substituting in lieu thereof the following:

          "'Annualized Operating Cash Flow' shall mean (a) for any calculation
            ------------------------------
     date up to and including September 30, 1998, the sum of (i) the product of
     (A) Operating Cash Flow (Towers) for the calendar month-end being tested or the most recently completed calendar month immediately preceding such calculation date, as the case may be, times (B) twelve (12) and (ii) Operating Cash Flow (Other Business) for the twelve calendar month period ending on the calendar month end being tested or the most recently completed calendar month immediately preceding such calculation date; and
     (b) for any calculation date after September 30, 1998, the sum of (i) the product of (A) Operating Cash Flow (Towers) for the fiscal quarter-end being tested or the most recently completed fiscal quarter immediately preceding such calculation date, as the case may be, times (B) four (4) and
     (ii) Operating Cash Flow (Other Business) for the twelve calendar month period ending on the calendar month end being tested or the most recently completed calendar month immediately preceding such calculation date."

          "'Leverage Ratio' shall mean, as of any date, the ratio of (a)(i) the
            --------------
     Total Debt on such date minus (ii) the then outstanding principal amount of all Investor Notes (not to exceed $60,000,000), to (b) Annualized Operating Cash Flow."

          (ii) Article 1 of the Loan Agreement is hereby amended by inserting the following new definitions in appropriate alphabetical order:

          "'Gearon' shall mean Gearon & Co., Inc., a Georgia corporation."
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

          "'Investor Notes' shall mean those certain notes received by the
            --------------
     Parent in connection with a private placement by the Parent, which notes are secured by common stock of American Radio Systems Corporation having a market value of not less than one hundred seventy-five percent (175%) of the principal amount of such notes, which are payable in full contemporaneously with the merger of the Parent with R Acquisition Corp., a wholly-owned Subsidiary of CBS Corporation and which notes have been assigned (on terms and conditions satisfactory to the Banks) to the Administrative Agent as Collateral for the Obligations; provided, however,
                                                             --------
     that none of the foregoing notes shall qualify as, or continue to qualify as, "Investor Notes" hereunder if such notes are, on the date of determination, in default in any respect."

          "'Significant Default' shall mean an Event of Default under Sections
            -------------------
     8.1(b), 8.1(c) or 8.1(h) hereof."

     (b) Amendment to Article 2. Article 2 of the Loan Agreement, Loans, is hereby amended by deleting Section 2.7(b)(v) in its entirety and by substituting the following in lieu thereof:

          "(v) Reduction from Payment of Investor Notes. On the Business Day following receipt by the Borrower of any payment with respect to any Investor Note, the Borrower shall make a repayment of the Loan by an amount equal to the amount of such payment.

          (vi) Maturity Date. In addition to the foregoing, a final payment of
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     all Obligations then outstanding shall be due and payable on the Maturity
     Date."

     (c) Amendment to Article 5.  Article 5 of the Loan Agreement, General
         ----------------------                                    -------
Covenants, is hereby amended by deleting Section 5.11 thereof, Real Estate, in
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its entirety and by substituting the following in lieu thereof:

          "Section 5.11 Real Estate. The Borrower shall, and shall cause its
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     Restricted Subsidiaries to on or prior to June 30, 1998, and, thereafter, within thirty (30) days of the acquisition of any real estate permitted under Section 7.13 hereof provide an executed mortgage to the Administrative Agent in favor of the Administrative Agent securing the Obligations (or such amount thereof as is equal to the fair market value of such real estate if the Majority Banks so permit), in form and substance reasonably satisfactory to the Administrative Agent, covering the parcels of real estate owned by the Borrower or any of its Restricted Subsidiaries; provided, however, that the Administrative Agent shall not record any of
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     such mortgages unless and until a Significant Default shall have occurred and shall be continuing. The Administrative Agent is hereby authorized by the Borrower to cause any or all of the foregoing mortgages to be recorded upon the occurrence and during the continuance of a Significant Default."

     (d) Amendment to Article 6.  Article 6 of the Loan Agreement, Information
         ----------------------                                    -----------
Covenants, is hereby amended by deleting Section 6.6 thereof, Real Estate, in
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its entirety.

     (e)  Amendments to Article 7.  Article 7 of the Loan Agreement, Negative
          -----------------------                                    --------
Covenants, is hereby amended by adding the following new subsections to Section
---------
7.6, Investments and Acquisitions, thereof:
     ----------------------------

          "(c) loans or advances to Gearon, as contemplated by that certain Agreement and Plan of Merger, dated as of November 21, 1997, by and among Gearon, J. Michael Gearon, Jr., the Borrower and the Parent, not to exceed $10,000,000 (so long as such loans and advances are evidenced by a promissory note); and

          (d)  the Borrower may own the Investor Notes."

     3.   No Other Amendment or Waiver. Except for the amendment set forth
          ----------------------------
above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect. No waiver by the Administrative Agent or the Banks under the Loan Agreement or any other Loan Document is granted or intended except as expressly set forth herein, and the Administrative Agent and the Banks expressly reserve the right to require strict compliance in all other respects (whether or not in connection with any Requests for Advance). Except as set forth herein, the amendment agreed to herein shall not constitute a modification of the Loan Agreement or any of the other Loan Documents, or a course of dealing with the Administrative Agent and the Banks at variance with the Loan Agreement or any of the other Loan Documents, such as to require further notice by the Administrative Agent, the Banks or the Majority Banks to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future.

     4.   Loan Documents. This document shall be deemed to be a Loan Document
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for all purposes under the Loan Agreement and the other Loan Documents.

     5.   Counterparts. This Amendment may be executed in any number of
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counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

     6.   Governing Law.  This Amendment shall be construed in accordance with
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and governed by the laws of the State of New York.

     7.   Severability.  Any provision of this Amendment which is prohibited or
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unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed by their duly authorized officers, all as of the day and year first above written.

BORROWER:                            AMERICAN TOWER SYSTEMS, INC., a
                                     Delaware corporation


                                     By:_______________________________________

                                         Its:__________________________________


                                     Attest:___________________________________

                                         Its:__________________________________


ADMINISTRATIVE AGENT
AND BANKS:                           TORONTO DOMINION (TEXAS), INC., as
                                     Administrative Agent and as a Bank



                                     By:_______________________________________

                                         Its:__________________________________


                                     BANQUE PARIBAS, as a Bank


                                     By:_______________________________________

                                         Its:__________________________________


                                     By:_______________________________________

                                         Its:__________________________________


                                                    AMERICAN TOWER SYSTEMS, INC.
                                                      FIRST AMENDMENT TO AMENDED
                                                     AND RESTATED LOAN AGREEMENT
                                                                Signature Page 7

                                     BARCLAYS BANK PLC, as a Bank


                                     By:_______________________________________

                                         Its:__________________________________


                                     BANK OF MONTREAL, CHICAGO BRANCH


                                     By:_______________________________________

                                         Its:__________________________________


                                     THE CHASE MANHATTAN BANK, as a Bank


                                     By:_______________________________________

                                         Its:__________________________________


                                     FLEET NATIONAL BANK, as a Bank


                                     By:______________________________________

                                         Its:_________________________________

                                     GENERAL ELECTRIC CAPITAL CORPORATION
                                     (formerly known as GE Capital
                                     Corporation), as a Bank


                                     By:_______________________________________

                                         Its:__________________________________


                                                    AMERICAN TOWER SYSTEMS, INC.
                                                      FIRST AMENDMENT TO AMENDED
                                                     AND RESTATED LOAN AGREEMENT
                                                                Signature Page 8

                                     THE BANK OF NEW YORK, as a Bank


                                     By:______________________________________

                                         Its:_________________________________


                                     CREDIT SUISSE FIRST BOSTON, as a Bank


                                     By:______________________________________

                                         Its:_________________________________

                                     By:______________________________________

                                         Its:_________________________________


                                     SUNTRUST BANK, CENTRAL FLORIDA,
                                     NATIONAL ASSOCIATION, as a Bank


                                     By:_______________________________________

                                         Its:__________________________________


                                     UNION BANK OF CALIFORNIA, N.A., as a
                                     Bank


                                     By:_______________________________________

                                         Its:__________________________________


                                     THE BANK OF NOVA SCOTIA, as a Bank

                                                    AMERICAN TOWER SYSTEMS, INC.
                                                      FIRST AMENDMENT TO AMENDED
                                                     AND RESTATED LOAN AGREEMENT
                                                               Signature Page 9

                                     By:_______________________________________

                                         Its:__________________________________


                                     CREDIT LYONNAIS NEW YORK BRANCH, as a
                                     Bank

                                     By:_______________________________________

                                         Its:__________________________________


                                     THE SUMITOMO BANK, LIMITED,
                                     acting through its Chicago Branch, as a
                                     Bank


                                     By:_______________________________________

                                         Its:__________________________________


                                     By:_______________________________________

                                         Its:__________________________________


                                     BANK OF SCOTLAND, as a Bank


                                     By:_______________________________________

                                         Its:__________________________________


                                     LEHMAN COMMERCIAL PAPER INC., as a
                                     Bank

                                                    AMERICAN TOWER SYSTEMS, INC.
                                                      FIRST AMENDMENT TO AMENDED
                                                     AND RESTATED LOAN AGREEMENT
                                                               Signature Page 10

                                     By:_______________________________________

                                        Its:___________________________________

                                     KEY CORPORATE CAPITAL INC., as a Bank


                                     By:_______________________________________

                                         Its:__________________________________

                                                    AMERICAN TOWER SYSTEMS, INC.
                                                      FIRST AMENDMENT TO AMENDED
                                                     AND RESTATED LOAN AGREEMENT
                                                               Signature Page 11